UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 10, 2021

TITAN INTERNATIONAL, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-12936	36-3228472
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2701 Spruce Street, Quincy, IL 62301
(Address of principal executive offices, including Zip Code)
(217) 228-6011
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.0001 par value	TWI	New York Stock Exchange

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
On June 10, 2021, Titan International, Inc. (Titan or the Company) held its Annual Meeting of Stockholders (Annual Meeting) to consider and act upon the following matters:

•Election of Richard M. Cashin Jr., Gary L. Cowger, Max A. Guinn, Mark H. Rachesky, MD, Paul G. Reitz, Anthony L. Soave, Maurice M. Taylor, Jr., and Laura K. Thompson as directors to serve one-year terms and until their successors are elected and qualified.
•Ratification of the selection of Grant Thornton LLP by the Board of Directors as the independent registered public accounting firm to audit the Company's financial statements for the year ending December 31, 2021.
•Approval, in a non-binding advisory vote, of the 2020 compensation paid to the Company's named executive officers.
•Approval of the Titan International, Inc. Equity and Incentive Compensation Plan.
Of the 61,621,745 shares of Titan common stock outstanding on the record date, there were a total of 52,154,299 shares of Titan common stock (or 84.63% of total shares outstanding) represented, in person or by proxy, at the Annual Meeting.

Proposal 1: Election of Directors

The following nominees for election to the Titan International, Inc. Board of Directors, Mr. Cashin, Mr. Cowger, Mr. Guinn, Dr. Rachesky, Mr. Reitz, Mr. Soave, Mr. Taylor, and Ms. Thompson were duly elected for a one-year term.

The number of votes cast for or against (or withheld) and the number of broker non-votes with respect to Proposal 1 voted upon, as applicable, are set forth below:

	Shares Voted For	Shares Withheld	Broker Non-Votes
Richard M. Cashin Jr.	24,259,486	20,379,712	7,515,101
Gary L. Cowger	24,128,452	20,510,746	7,515,101
Max A. Guinn	31,174,158	13,465,040	7,515,101
Mark H. Rachesky, MD	31,106,733	13,532,465	7,515,101
Paul G. Reitz	33,739,995	10,899,203	7,515,101
Anthony L. Soave	33,716,799	11,922,399	7,515,101
Maurice M. Taylor, Jr.	33,422,041	11,217,157	7,515,101
Laura K. Thompson	44,239,088	400,110	7,515,101

Proposal 2: Ratification of Independent Registered Public Accounting Firm of Grant Thornton LLP

The selection of Grant Thornton LLP as the independent registered public accounting firm to audit the Company's financial statements for the year ending December 31, 2021 was ratified by the following vote:

Shares Voted For	Shares Against	Shares Abstaining	Broker Non-Votes
51,912,249	178,701	63,349	—
Proposal 3: Non-Binding Advisory Vote of the 2020 Compensation Paid to the Named Executive Officers

The non-binding advisory resolution on 2020 executive compensation was approved by the following vote:

Shares Voted For	Shares Against	Shares Abstaining	Broker Non-Votes
23,052,972	21,316,182	270,044	7,515,101

Proposal 4: Approval of the Titan International, Inc. Equity and Incentive Compensation Plan

The approval of the Titan International, Inc. Equity and Incentive Compensation Plan was approved by the following vote:

Shares Voted For	Shares Against	Shares Abstaining	Broker Non-Votes
43,251,081	1,316,662	71,455	7,515,101

Item 7.01 Regulation FD Disclosure.

Titan International, Inc. issued a press release on the Chairman comments on the results from the 2021 annual stockholders' meeting. See press release dated June 15, 2021.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The exhibits set forth below are being furnished pursuant to Item 7.01.

Exhibit No.	Description
99.1	Titan International, Inc.'s Chairman Comments on the Results from the 2021 Annual Stockholders' Meeting

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN INTERNATIONAL, INC.
(Registrant)

Date:	June 15, 2021	By:	/s/ MICHAEL G. TROYANOVICH
Michael G. Troyanovich
Secretary and General Counsel